UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 20, 2013

LHC GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 West Pinhook Rd., Suite A
Lafayette, LA 70503
(Address of Principal Executive Offices, including Zip Code)

(337) 233-1307
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As indicated in Item 5.07 below, at the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) held on June 20, 2013, the Company’s stockholders approved the Amended and Restated 2006 LHC Group, Inc. Employee Stock Purchase Plan (the “ESPP”). The Company's Board of Directors approved the ESPP on April 24, 2013, subject to stockholder approval.

The primary changes in the ESPP from the prior plan were (i) an increase in the number of shares of the Company's common stock available for issuance under the ESPP by 250,000 shares to 500,000 shares; and (ii) an extenstion of the term of the ESPP from January 1, 2016 to January 1, 2023.

For a description of the ESPP, please see “Proposal 4” in the Company's definitive proxy statement for its 2013 Annual Meeting, filed with the Securities and Exchange Commission on April 29, 2013 (the “2013 Proxy Statement”), which is incorporated herein by reference. The full text of the ESPP is attached as Annex A to the 2013 Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following matters were acted upon at the 2013 Annual Meeting of Stockholders held on June 20, 2013:

1.	Election of Directors. On the election of four (4) nominees to serve as Class II directors of the Company for a term of three (3) years, expiring at the 2016 Annual Meeting of Stockholders:

Name	For	Withhold Authority	Broker Non-vote
John L. Indest	15,525,450	592,221	472,586
Ronald T. Nixon	15,905,976	211,695	472,586
W.J. “Billy” Tauzin	9,689,296	6,428,375	472,586
Kenneth E. Thorpe	8,339,826	7,777,845	472,586

2.	Executive Compensation Advisory Vote: Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

For	Against	Abstain	Broker Non-vote
15,826,057	288,963	2,651	472,586

3.
Ratification of Selection of Public Accounting Firm. On the ratification of the selection of KPMG, LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013:

For	Against	Abstain	Broker Non-vote
16,555,712	32,114	2,431	-

4.	Approval of Amended and Restated Employee Stock Purchase Plan. On the approval of the Amended and Restated LHC Group, Inc 2006 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-vote
15,993,209	58,275	66,187	472,586

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

By:	/s/ Peter J. Roman
Peter J. Roman Executive Vice President and Chief Financial Officer

Dated: June 24, 2013